UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

COHEN & COMPANY INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	COHN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01. Other Events.

As previously disclosed, a subsidiary of Cohen & Company Inc. (together, the “Company”) is the sponsor of Insurance Acquisition Corp. (Nasdaq: INSU) (“IAC”), a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

On June 29, 2020, IAC entered into an Agreement and Plan of Merger (the “Merger Agreement”) with IAC Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of IAC (“Merger Sub”), and Shift Technologies, Inc., a Delaware corporation (“Shift”). The Merger Agreement provides for, among other things, the acquisition of Shift by IAC pursuant to the proposed merger of Merger Sub with and into Shift with Shift continuing as the surviving entity and a direct wholly owned subsidiary of IAC (the “Merger”).

Consummation of the transactions contemplated by the Merger Agreement is subject to customary conditions of the respective parties, including, among others, that (i) the Merger be approved by the IAC’s stockholders and the Shift Stockholders; (ii) there has been no material adverse effect that is continuing with respect to Shift or IAC since the date of the Merger Agreement; (iii) the filings of IAC and Shift pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, if any, shall have been made and the applicable waiting period and any extension thereof will have expired or been terminated; and (iv) IAC will have at least $5,000,001 of net tangible assets immediately following the closing (after giving effect to the redemption of public shares by IAC’s public stockholders, the PIPE investment (see below) and the other transactions contemplated to occur upon the closing). The Merger Agreement also provides that, upon consummation of the Merger, IAC will enter into a letter agreement with subsidiaries of the Company (“Sponsor”) providing for certain board observer rights in favor of Sponsor.

Concurrently with the execution and delivery of the Merger Agreement, certain institutional accredited investors (the “PIPE Investors”), including a subsidiary of the Company, entered into subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors have committed to subscribe for and purchase up to 18,500,000 shares of IAC Class A Common Stock (the “IAC Common Stock”) at a purchase price per share of $10.00. The purchase of IAC Common Stock by the PIPE Investors will be consummated concurrently with the closing of the Merger, subject to certain additional closing conditions that are customary for transactions of this nature. The PIPE Subscription Agreement with the Company’s subsidiary, dated June 29, 2020 (the “Affiliate Subscription Agreement”), provides for the purchase of 200,000 shares of IAC Common Stock by the Company’s subsidiary, which number of shares may be increased by up to 1,300,000 shares of IAC Common Stock at the election of the Company’s subsidiary, subject to certain limitations. The Affiliate Subscription Agreement also contains provisions regarding registration rights that, among other matters, requires IAC to file with the Securities and Exchange Commission, within 15 days following the closing, a registration statement relating to the resale of the IAC Common Stock purchased by the Company’s subsidiary pursuant to the Affiliate Subscription Agreement.

Including initial placement shares and founders shares, following the closing of the Merger the Company expects to own between 1.8 million and 2.3 million shares of IAC Class A Common Stock (collectively, the “Sponsor Shares”), in addition to the shares purchased pursuant to the Affiliate Subscription Agreement discussed above. All of the Sponsor Shares and the shares purchased pursuant to the Affiliate Subscription Agreement will be subject to restrictions on resale under applicable securities laws until the resale of such shares is either registered under the Securities Act of 1933 or otherwise exempt from registration. Further, subject to certain limited exceptions, the initial placement shares will not be transferable or salable until 30 days following the closing of the Merger, and founders shares will not be transferable or salable except (a) with respect to 20% of such Founder Shares, until the closing of the Merger, and (b) with respect to additional 20% tranches of such Founder Shares, when the closing price of the IAC Common Stock exceeds $12.00, $13.50, $15.00, and $17.00, respectively, for 20 out of any 30 consecutive trading days following the closing of the Merger, in each case subject to certain limited exceptions.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to our future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the timing of the Merger; the business plans, objectives, expectations and intentions of the public company once the transaction is complete, and Shift’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on the Company’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of IAC or other conditions to closing in the Merger Agreement; (3) the inability to complete the private placement; (4) the outcome of any legal proceedings that may be instituted against IAC, Shift or any of their respective directors or officers, following the announcement of the potential transaction; and (5) changes in terms of the Merger Agreement, the Company Subscription Agreement or other agreements or documents relating to the Merger, the PIPE Subscription Agreements or otherwise.

New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Dated: July 1, 2020	By:	/s/ Joseph W. Pooler, Jr.
	Name:	Joseph W. Pooler, Jr.
	Title:	Executive Vice President and Chief Financial Officer